SUB-ITEM 77 (Q1) (a)
FEDERATED INDEX TRUST

AMENDMENT #15
TO THE RESTATED AND AMENDED
DECLARATION OF TRUST

Dated May 19, 2000

	THIS Restated and
 Amended Declaration of
Trust is amended as follows:

	Strike the first
 paragraph of Section 5
of Article III from the
Declaration of Trust
and substitute in its
 place the following:

Section 5.  Establishment
 and Designation of
Series or Class.
Without limiting the
authority of the Trustees
set forth in Article XII,
Section 8,
inter alia, to establish
 and designate any
additional Series or
 Class or to modify
the rights and preferences
of any existing Series or
Class, the Series shall be, and
are established and designated as:

Federated Max-Cap Index Fund
Class C Shares
Class K Shares
Institutional Service Shares
Institutional Shares
Federated Mid-Cap Index Fund

	The undersigned hereby
 certify that the above-stated
 Amendment is a true
and correct Amendment to the
 Declaration of Trust, as
 adopted by the Board of Trustees
at a meeting on the 15th day
 of May, 2009, to become
 effective on the 11th day of
August, 2009.

	WITNESS the due
execution hereof this 15th
day of May, 2009.


/s/ John F. Donahue
	/s/ Charles F.
 Mansfield, Jr.
John F. Donahue
Charles F. Mansfield, Jr.

/s/ John T. Conroy, Jr.
	/s/ R. James Nicholson
John T. Conroy, Jr.
R. James Nicholson

/s/ Nicholas P. Constantakis
	/s/ Thomas M. O'Neill
Nicholas P. Constantakis
	Thomas M. O'Neill

/s/ John F. Cunningham
/s/ John S. Walsh
John F. Cunningham
John S. Walsh

/s/ J. Christopher Donahue
	/s/ James F. Will
J. Christopher Donahue
James F. Will

/s/ Peter E. Madden
Peter E. Madden





FEDERATED INDEX TRUST

AMENDMENT #16
TO THE RESTATED AND AMENDED
DECLARATION OF TRUST

Dated May 19, 2000

	THIS Restated and
 Amended Declaration of
Trust is amended as follows:

	Strike the first
paragraph of Section 5 -
 Establishment and
Designation of Series
or Class of Article III -
 BENEFICIAL INTEREST from
the Declaration of Trust and
substitute in its place the following:

Section 5.  Establishment
 and Designation of Series or Class.
Without limiting the
authority of the Trustees
 set forth in Article XII, Section 8,
inter alia, to establish and designate
 any additional Series or Class or
to modify
the rights and preferences of any
 existing Series or Class, the
Series shall be, and
are established and designated as:

Federated Max-Cap Index Fund
Class C Shares
Class K Shares
Institutional Service Shares
Institutional Shares
Federated Mid-Cap Index Fund
Institutional Service Shares

	The undersigned hereby
 certify that the above-stated
Amendment is a true
and correct Amendment to the
Declaration of Trust, as adopted
 by the Board of Trustees
at a meeting on the 12th day
 of November, 2009, to become
 effective on December 31,
2009.

	WITNESS the due
execution hereof this 12th
 day of November, 2009.


/s/ John F. Donahue
/s/ Peter E. Madden
John F. Donahue
Peter E. Madden


/s/ John T. Conroy, Jr.
/s/ Charles F. Mansfield, Jr.
John T. Conroy, Jr.
Charles F. Mansfield, Jr.


/s/ Nicholas P. Constantakis
/s/ R. James Nicholson
Nicholas P. Constantakis
R. James Nicholson


/s/ John F. Cunningham
/s/ Thomas M. O'Neill
John F. Cunningham
Thomas M. O'Neill


/s/ J. Christopher Donahue
/s/ John S. Walsh
J. Christopher Donahue
John S. Walsh


/s/ Maureen Lally-Green
/s/ James F. Will
Maureen Lally-Green
James F. Will